UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 6, 2015

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)
RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP (Exact Name of Registrant as Specified in Its Charter)
Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, CA (Address of Principal Executive Offices)	92122 (Zip Code)
Registrant's telephone number, including area code: (858) 677-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 6, 2015, Retail Opportunity Investments Corp. (“ROIC”), acting through a subsidiary held through Retail Opportunity Investments Partnership, LP, (the “Operating Partnership”), ROIC’s operating partnership, acquired the properties known as Park Oaks Shopping Center and Ontario Plaza (collectively, the “Properties”) located in Thousand Oaks, California and Ontario, California, respectively, from an unaffiliated third party, for approximately $78.7 million. Park Oaks Shopping Center is approximately 110,000 square feet and is anchored by Safeway (Vons) Supermarket. Ontario Plaza is approximately 150,000 square feet and is anchored by El Super Supermarket and Rite Aid Pharmacy. The Company funded the acquisition of the Properties using borrowings under its credit facility. Set forth in Item 9.01 is the combined financial statement prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of the Properties, which individually is not considered significant within the meaning of Rule 3-14

Item 9.01 Financial Statements and Exhibits.

(a)	Combined Financial Statement of Businesses Acquired.

Park Oaks Shopping Center and Ontario Plaza

•	Independent Auditors’ Report

•	Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited)

•	Notes to Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited)

(b)    Pro Forma Financial Information for Retail Opportunity Investments Corp.

•	Pro Forma Consolidated Balance Sheet as of December 31, 2014 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2014 (Unaudited)

•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c)   Pro Forma Financial Information for Retail Opportunity Investments Partnership, LP

•	Pro Forma Consolidated Balance Sheet as of December 31, 2014 (Unaudited)

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2014 (Unaudited)

•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(d)      Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Combined financial statements and pro forma financial information referenced above under paragraphs (a), (b) and (c) of this Item 9.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Dated: March 20, 2015	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

	By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Michael B. Haines
Dated: March 20, 2015		Chief Financial Officer